UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 August 17, 2004
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                Date of Report (Date of earliest event reported)


                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-12965                                     13-3163744
   --------------------------             --------------------------------------
    (Commission file number)               (IRS employer identification number)


                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)


                                 (401) 434-5522
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              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


     EXCLUSIVE   DISTRIBUTORSHIP   AGREEMENT  FOR  SPEED   ENFORCEMENT   SYSTEM.
     ---------------------------------------------------------------------------

     On August 17, 2004, Nestor, Inc.'s subsidiary, Nestor Traffic Systems, Inc.
(NTS) entered into an exclusive distributorship agreement with Vitronic Machine Vision Ltd., the US affiliate of Vitronic GmbH, a German corporation, that provides solutions for factory and industrial automation, quality inspection, logistics and traffic management systems. Under the terms of the agreement, NTS will have exclusive rights to market and sell Vitronic's Poliscan speed mobile and Poliscan speed throughout the United States, Canada, and Mexico, for an initial term of five years, subject to minimum annual sales goals.

     A copy of the company's press release relating to the items described above is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

             The following exhibits are filed as part of this report:

             Exhibit Number                Description
             --------------                -----------
                  99.1            Press release dated August 19, 2004









                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Claire M. Iacobucci
                                          --------------------------------------
                                          Claire M. Iacobucci
                                          Treasurer and Chief Financial Officer


Dated:     August 19, 2004

                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number                  Description
       --------------                  -----------
            99.1                       Press release dated August 19, 2004